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                                                                    EXHIBIT 4.02


COMMON
STOCK

COMMON
STOCK

NS

NETSCREEN TECHNOLOGIES, INC.

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ OR NEW YORK, NY

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE


SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 64117V 10 7

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER SHARE, OF NETSCREEN TECHNOLOGIES, INC.

(hereinafter called the "Company") transferable on the books of the Company by said owner hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto, copies of which are on file at the office of the Transfer Agent, all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

CORPORATE SECRETARY

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
EQUISERVE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

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NETSCREEN TECHNOLOGIES, INC.
A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Company and by any certificate of determination, the number of shares constituting each class or series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Company.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-D

TEN ENT-D

JT TEN-D

as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as tenants
in common

UNIF GIFT MIN ACT-D.....................Custodian...............................
                                                        (Cust)

(Minor)
                                under Uniform Gifts to Minors


Act............................................................

(State)
UNIF TRF MIN ACT-D..................Custodian (until age.......................)
                                                (Cust)


                                 .......................under Uniform Transfers
                                                    (Minor)

                               to Minors

Act.......................................

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                       hereby
sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

]of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Company with full power of substitution in the premises.
Dated

to transfer the said stock on the books of the within named Company with full power of substitution in the premises.
X        X
NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed
By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.